July 27, 2006

Securities and Exchange Commission
450 5th Street NW
Washington, D.C. 20549

Re: Canadian Rockport Homes International, Inc.

Gentlemen:

We have read Item 4.01 of Canadian Rockport Homes International, Inc.’s Form 8-K dated July 27, 2006 and agree with the statements therein concerning the Company.

/s/ Jonathon P. Reuben C.P.A.
Jonathon P. Reuben, CPA,
An Accountancy Corporation